UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

Deutsche Enhanced Emerging Markets Fixed Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

15 Investment Portfolio

22 Statement of Assets and Liabilities

24 Statement of Operations

25 Statements of Changes in Net Assets

26 Financial Highlights

30 Notes to Financial Statements

46 Information About Your Fund's Expenses

48 Advisory Agreement Board Considerations and Fee Evaluation

54 Account Management Resources

56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s currency overlay strategy is dependent on the effectiveness and implementation of portfolio management’s proprietary models. As part of its currency strategy, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2017 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	2.92%	7.91%	1.96%	2.35%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–1.71%	3.06%	1.03%	1.88%
JPMorgan EMBI Global Diversified Index†	2.45%	8.62%	5.80%	7.11%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		8.33%	1.85%	2.34%
Adjusted for the Maximum Sales Charge (max 4.50% load)		3.45%	0.92%	1.87%
JPMorgan EMBI Global Diversified Index†		8.92%	5.83%	7.03%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	2.53%	7.21%	1.21%	1.58%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.53%	7.21%	1.21%	1.58%
JPMorgan EMBI Global Diversified Index†	2.45%	8.62%	5.80%	7.11%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		7.51%	1.08%	1.56%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		7.51%	1.08%	1.56%
JPMorgan EMBI Global Diversified Index†		8.92%	5.83%	7.03%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	3.05%	8.30%	2.23%	2.59%
JPMorgan EMBI Global Diversified Index†	2.45%	8.62%	5.80%	7.11%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		8.61%	2.10%	2.58%
JPMorgan EMBI Global Diversified Index†		8.92%	5.83%	7.03%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/17
No Sales Charges	3.08%	8.38%	2.34%	2.98%
JPMorgan EMBI Global Diversified Index†	2.45%	8.62%	5.80%	7.38%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		8.68%	2.21%	2.82%
JPMorgan EMBI Global Diversified Index†		8.92%	5.83%	7.27%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 1.36%, 2.09%, 1.07% and 0.92% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Enhanced Emerging Markets Fixed Income Fund — Class A ■ JPMorgan EMBI Global Diversified Index†

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

* Institutional Class commenced operations on March 3, 2008.

† The JPMorgan EMBI Global Diversified Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/17	$ 9.53	$ 9.56	$ 9.53	$ 9.52
10/31/16	$ 9.44	$ 9.47	$ 9.44	$ 9.43
Distribution Information as of 4/30/17
Income Dividends, Six Months	$ .18	$ .14	$ .19	$ .19
Latest Quarterly Income Dividend	$ .0742	$ .0571	$ .0800	$ .0818
SEC 30-day Yield††	4.33%	3.79%	4.78%	4.84%
Current Annualized Distribution Rate††	3.11%	2.39%	3.36%	3.44%

†† The SEC yield is net investment income per share earned over the month ended April 30, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.19%, 3.70% and 4.71% for Class A, C and S shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.97%, 2.30% and 3.29% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2010 with over two years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

— Sector Manager for G10 Rates and Currencies: New York.

— MS in Computational Finance from Carnegie Mellon University; BA in Economics and BS in Computer Science from the University of Maryland, College Park.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2017 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Bonds 96.0%
Angola 0.9%
Republic of Angola, 144A, 9.5%, 11/12/2025 (Cost $1,000,000)		1,000,000	1,047,260
Argentina 8.8%
Provincia de Buenos Aires, 144A, 9.125%, 3/16/2024		2,125,000	2,412,937
Provincia de Entre Rios Argentina, 144A, 8.75%, 2/8/2025		4,000,000	4,086,720
Republic of Argentina:
5.625%, 1/26/2022		667,000	694,681
7.5%, 4/22/2026		1,000,000	1,095,500
YPF SA, 144A, 8.5%, 7/28/2025 (b)		1,750,000	1,979,687
(Cost $9,579,307)			10,269,525
Armenia 2.0%
Republic of Armenia, 144A, 7.15%, 3/26/2025 (Cost $2,048,928)		2,100,000	2,289,336
Azerbaijan 1.4%
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026 (Cost $1,589,322)		1,480,000	1,633,402
Brazil 4.4%
Marfrig Holdings Europe BV, 144A, 8.0%, 6/8/2023		3,000,000	3,183,720
Minerva Luxembourg SA, 144A, 6.5%, 9/20/2026		950,000	942,865
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027		961,000	959,799
(Cost $4,922,961)			5,086,384
Chile 1.6%
Latam Finance Ltd., 144A, 6.875%, 4/11/2024 (Cost $1,800,000)		1,800,000	1,828,800
Colombia 2.8%
GrupoSura Finance SA, 144A, 5.5%, 4/29/2026 (Cost $2,965,980)		3,000,000	3,227,100
Costa Rica 1.8%
Republic of Costa Rica, 144A, 7.158%, 3/12/2045 (Cost $1,970,061)		2,000,000	2,080,000
Dominican Republic 2.5%
Dominican Republic:
144A, 5.5%, 1/27/2025		1,000,000	1,036,650
144A, 5.95%, 1/25/2027		1,750,000	1,831,795
(Cost $2,780,171)			2,868,445
Ecuador 1.6%
Republic of Ecuador, 144A, 10.75%, 3/28/2022 (Cost $1,700,000)		1,700,000	1,844,500
El Salvador 0.9%
Agricola Senior Trust, 144A, 6.75%, 6/18/2020 (Cost $1,000,000)		1,000,000	1,025,470
Ghana 0.5%
Republic of Ghana, 144A, 9.25%, 9/15/2022 (b) (Cost $540,000)		540,000	572,184
Greece 0.5%
Black Sea Trade & Development Bank, 144A, 4.875%, 5/6/2021 (Cost $496,350)		500,000	529,020
Honduras 1.0%
Government of Honduras, 144A, 6.25%, 1/19/2027 (Cost $1,165,000)		1,165,000	1,206,532
Hungary 1.4%
Republic of Hungary:
6.375%, 3/29/2021		400,000	452,000
Series 19/A, 6.5%, 6/24/2019	HUF	299,300,000	1,177,973
(Cost $1,767,228)			1,629,973
India 0.9%
UPL Corp., Ltd., 144A, 3.25%, 10/13/2021 (Cost $999,540)		1,000,000	997,600
Indonesia 11.7%
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	76,900,000,000	6,271,311
Pertamina Persero PT:
144A, 5.25%, 5/23/2021		1,550,000	1,656,705
144A, 5.625%, 5/20/2043		2,000,000	2,058,956
Perusahaan Penerbit SBSN Indonesia III:
144A, 3.4%, 3/29/2022		1,065,000	1,072,987
144A, 4.325%, 5/28/2025		2,500,000	2,581,250
(Cost $12,864,915)			13,641,209
Ivory Coast 1.0%
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028 (Cost $1,175,460)		1,200,000	1,206,336
Jamaica 0.7%
Government of Jamaica, 8.0%, 3/15/2039 (Cost $842,772)		740,000	859,850
Kazakhstan 5.7%
KazAgro National Management Holding JSC:
REG S, 3.255%, 5/22/2019	EUR	3,000,000	3,331,689
144A, 4.625%, 5/24/2023		2,450,000	2,417,738
KazMunayGas National Co. JSC, 144A, 4.75%, 4/19/2027 (b)		937,000	931,144
(Cost $6,391,047)			6,680,571
Mexico 9.0%
Cemex SAB de CV, 144A, 7.75%, 4/16/2026 (b)		642,000	731,880
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		750,000	782,813
Elementia SAB de CV, 144A, 5.5%, 1/15/2025		1,300,000	1,319,500
Grupo Kaltex SA de CV, 144A, 8.875%, 4/11/2022		1,250,000	1,241,250
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	13,990,343	699,946
Petroleos Mexicanos:
REG S, 3.75%, 2/21/2024	EUR	1,200,000	1,349,642
144A, 5.375%, 3/13/2022		364,000	382,655
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	81,124,100	3,914,375
(Cost $9,751,388)			10,422,061
Morocco 1.1%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 (Cost $1,375,523)	EUR	1,000,000	1,219,754
Namibia 1.7%
Republic of Namibia, 144A, 5.25%, 10/29/2025 (b) (Cost $1,980,860)		2,000,000	2,025,000
Nigeria 1.9%
Africa Finance Corp., 144A, 3.875%, 4/13/2024		1,110,000	1,101,897
Republic of Nigeria, 144A, 7.875%, 2/16/2032		1,000,000	1,086,000
(Cost $2,134,628)			2,187,897
Paraguay 2.4%
Republic of Paraguay, 144A, 4.625%, 1/25/2023		500,000	523,750
Telefonica Celular del Paraguay SA, 144A, 6.75%, 12/13/2022		2,200,000	2,295,084
(Cost $2,762,673)			2,818,834
Peru 0.5%
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022 (Cost $513,184)		500,000	533,250
Philippines 1.2%
Bangko Sentral Ng Pilipinas Bond, Series A, 8.6%, 6/15/2027 (Cost $1,059,571)		1,000,000	1,390,000
Russia 5.8%
GTH Finance BV, 144A, 7.25%, 4/26/2023		2,000,000	2,190,200
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		1,000,000	1,015,000
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		1,250,000	1,328,763
Vnesheconombank, REG S, 4.032%, 2/21/2023	EUR	1,865,000	2,189,273
(Cost $6,282,389)			6,723,236
South Africa 3.2%
Eskom Holdings SOC Ltd., 144A, 5.75%, 1/26/2021 (b) (Cost $3,740,625)		3,750,000	3,764,063
Sri Lanka 5.3%
National Savings Bank:
144A, 5.15%, 9/10/2019		1,000,000	1,017,500
144A, 8.875%, 9/18/2018		1,530,000	1,626,038
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		2,800,000	2,870,000
144A, 5.75%, 1/18/2022		605,000	625,472
(Cost $6,007,871)			6,139,010
Turkey 2.8%
Akbank TAS, 144A, 5.0%, 10/24/2022		1,200,000	1,206,000
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		2,000,000	2,005,000
(Cost $3,133,195)			3,211,000
Ukraine 3.8%
Government of Ukraine:
144A, 7.75%, 9/1/2022		3,340,000	3,257,469
144A, 7.75%, 9/1/2024		1,200,000	1,141,992
(Cost $4,430,933)			4,399,461
United States 0.6%
U.S. Treasury Bill, 0.76%*, 8/10/2017 (c)		47,000	46,895
U.S. Treasury Note, 0.75%, 10/31/2017		700,000	699,070
(Cost $746,734)			745,965
Uruguay 2.5%
Republic of Uruguay, 4.125%, 11/20/2045 (Cost $2,866,510)		3,300,000	2,958,450
Venezuela 2.1%
Petroleos de Venezuela SA, 144A, 6.0%, 5/16/2024 (Cost $2,606,304)		6,300,000	2,490,579
Total Bonds (Cost $106,991,430)			111,552,057

	Shares	Value ($)

Securities Lending Collateral 6.5%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.66% (d) (e) (Cost $7,602,545)	7,602,545	7,602,545

Cash Equivalents 2.4%
Deutsche Central Cash Management Government Fund, 0.80% (d) (Cost $2,744,993)	2,744,993	2,744,993

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $117,338,968)†	104.9	121,899,595
Other Assets and Liabilities, Net	(4.9)	(5,708,357)
Net Assets	100.0	116,191,238

* Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $117,363,968. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $4,535,627. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,020,049 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $484,422.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2017 amounted to $7,336,879, which is 6.3% of net assets.

(c) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

JSC: Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

At April 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	6/21/2017	31	3,897,281	(72,656)

As of April 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,852,391	MXN	54,250,000	6/19/2017	6,954	Toronto-Dominion Bank
USD	2,809,425	MXN	54,250,000	6/19/2017	49,920	Citigroup, Inc.
MXN	108,500,000	USD	5,781,234	6/19/2017	62,544	Goldman Sachs & Co.
MXN	73,800,000	USD	3,932,990	6/28/2017	48,836	Citigroup, Inc.
USD	2,300,175	RUB	133,000,000	6/30/2017	5,697	JPMorgan Chase Securities, Inc.
USD	2,321,550	BRL	7,500,000	6/30/2017	9,655	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					183,606

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	5,807,202	MXN	108,500,000	6/19/2017	(88,512)	Goldman Sachs & Co.
EUR	7,367,000	USD	7,855,285	6/28/2017	(192,482)	Goldman Sachs & Co.
Total unrealized depreciation					(280,994)

Currency Abbreviations
BRL Brazilian Real EUR Euro HUF Hungarian Forint IDR Indonesian Rupiah MXN Mexican Peso RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Bonds	$ —	$ 111,552,057	$ —	$ 111,552,057
Short-Term Investments (f)	10,347,538	—	—	10,347,538
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	183,606	—	183,606
Total	$ 10,347,538	$ 111,735,663	$ —	$ 122,083,201
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Futures Contracts	$ (72,656)	$ —	$ —	$ (72,656)
Forward Foreign Currency Exchange Contracts	—	(280,994)	—	(280,994)
Total	$ (72,656)	$ (280,994)	$ —	$ (353,650)

There have been no transfers between fair value measurement levels during the period ended April 30, 2017.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $106,991,430) — including $7,336,879 of securities loaned	$ 111,552,057
Investment in Deutsche Government & Agency Securities Portfolio (cost $7,602,545)*	7,602,545
Investment in Deutsche Central Cash Management Government Fund (cost $2,744,993)	2,744,993
Total investments in securities, at value (cost $117,338,968)	121,899,595
Foreign currency, at value (cost $986,200)	834,041
Receivable for Fund shares sold	824
Interest receivable	1,733,318
Unrealized appreciation on forward foreign currency exchange contracts	183,606
Other assets	49,382
Total assets	124,700,766
Liabilities
Cash overdraft	406,472
Payable upon return of securities loaned	7,602,545
Payable for Fund shares redeemed	22,802
Payable for variation margin on futures contracts	2,393
Unrealized depreciation on forward foreign currency exchange contracts	280,994
Accrued management fee	51,938
Accrued Directors' fees	1,586
Other accrued expenses and payables	140,798
Total liabilities	8,509,528
Net assets, at value	$ 116,191,238

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	446,644
Net unrealized appreciation (depreciation) on: Investments	4,560,627
Futures	(72,656)
Foreign currency	(247,102)
Accumulated net realized gain (loss)	(50,749,694)
Paid-in capital	162,253,419
Net assets, at value	$ 116,191,238
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,715,312 ÷ 389,691 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.53
Maximum offering price per share (100 ÷ 95.50 of $9.53)	$ 9.98

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,192,005 ÷ 229,355 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 9.56
Class S Net Asset Value, offering and redemption price per share ($61,845,590 ÷ 6,489,752 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.53
Institutional Class Net Asset Value, offering and redemption price per share ($48,438,331 ÷ 5,085,582 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $18,504)	$ 3,407,277
Income distributions — Deutsche Central Cash Management Government Fund	17,966
Securities lending income, net of borrower rebates	16,496
Total income	3,441,739
Expenses: Management fee	353,613
Administration fee	59,934
Services to shareholders	62,449
Distribution and service fees	15,826
Custodian fee	12,172
Professional fees	56,105
Reports to shareholders	18,645
Registration fees	29,064
Directors' fees and expenses	3,755
Other	16,666
Total expenses before expense reductions	628,229
Expense reductions	(27,211)
Total expenses after expense reductions	601,018
Net investment income	2,840,721
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(269,959)
Foreign currency	(406,290)
(676,249)
Change in net unrealized appreciation (depreciation) on: Investments	1,261,408
Futures	(72,656)
Foreign currency	104,099
1,292,851
Net gain (loss)	616,602
Net increase (decrease) in net assets resulting from operations	$ 3,457,323

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income	$ 2,840,721	$ 5,609,485
Net realized gain (loss)	(676,249)	(9,859,024)
Change in net unrealized appreciation (depreciation)	1,292,851	13,286,431
Net increase (decrease) in net assets resulting from operations	3,457,323	9,036,892
Distributions to shareholders from: Net investment income: Class A	(76,427)	(183,519)
Class B	—	(142)*
Class C	(34,311)	(85,520)
Class S	(1,257,154)	(2,570,124)
Institutional Class	(1,105,626)	(2,143,025)
Return of capital: Class A	—	(39,085)
Class B	—	(30)*
Class C	—	(18,214)
Class S	—	(547,379)
Institutional Class	—	(456,417)
Total distributions	(2,473,518)	(6,043,455)
Fund share transactions: Proceeds from shares sold	5,116,152	19,261,273
Reinvestment of distributions	2,337,099	5,683,753
Payments for shares redeemed	(21,163,246)	(43,798,706)
Redemption fees	100	2,433
Net increase (decrease) in net assets from Fund share transactions	(13,709,895)	(18,851,247)
Increase (decrease) in net assets	(12,726,090)	(15,857,810)
Net assets at beginning of period	128,917,328	144,775,138
Net assets at end of period (including undistributed net investment income of $446,644 and $79,441, respectively)	$ 116,191,238	$ 128,917,328

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.44	$ 9.13	$ 10.61	$ 10.57	$ 11.16	$ 10.20
Income (loss) from investment operations: Net investment income[a]	.21	.39	.46	.49	.42	.49
Net realized and unrealized gain (loss)	.06	.35	(1.52)	(.09)	(.65)	.90
Total from investment operations	.27	.74	(1.06)	.40	(.23)	1.39
Less distributions from: Net investment income	(.18)	(.35)	(.42)	(.36)	(.36)	(.43)
Return of capital	—	(.08)	—	—	—	—
Total distributions	(.18)	(.43)	(.42)	(.36)	(.36)	(.43)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.53	$ 9.44	$ 9.13	$ 10.61	$ 10.57	$ 11.16
Total Return (%)[b,c]	2.92**	8.34	(10.09)	3.88	(2.10)	14.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	5	8	11	16
Ratio of expenses before expense reductions (%)	1.40*	1.36	1.29	1.22	1.23	1.24
Ratio of expenses after expense reductions (%)	1.26*	1.25	1.21	1.20	1.23	1.20
Ratio of net investment income (%)	4.47*	4.29	4.68	4.58	3.83	4.68
Portfolio turnover rate (%)	49**	67	132	191	205	211

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.47	$ 9.15	$ 10.64	$ 10.60	$ 11.19	$ 10.22
Income (loss) from investment operations: Net investment income[a]	.17	.33	.38	.41	.34	.42
Net realized and unrealized gain (loss)	.06	.35	(1.52)	(.09)	(.65)	.90
Total from investment operations	.23	.68	(1.14)	.32	(.31)	1.32
Less distributions from: Net investment income	(.14)	(.28)	(.35)	(.28)	(.28)	(.35)
Return of capital	—	(.08)	—	—	—	—
Total distributions	(.14)	(.36)	(.35)	(.28)	(.28)	(.35)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.56	$ 9.47	$ 9.15	$ 10.64	$ 10.60	$ 11.19
Total Return (%)[b,c]	2.53**	7.63	(10.82)	3.11	(2.80)	13.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	4	5	8
Ratio of expenses before expense reductions (%)	2.12*	2.09	2.02	1.96	1.97	1.97
Ratio of expenses after expense reductions (%)	2.01*	1.99	1.96	1.95	1.96	1.93
Ratio of net investment income (%)	3.75*	3.56	3.93	3.83	3.07	3.97
Portfolio turnover rate (%)	49**	67	132	191	205	211

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.44	$ 9.13	$ 10.61	$ 10.57	$ 11.16	$ 10.19
Income (loss) from investment operations: Net investment income[a]	.22	.41	.48	.51	.45	.52
Net realized and unrealized gain (loss)	.06	.35	(1.51)	(.08)	(.65)	.91
Total from investment operations	.28	.76	(1.03)	.43	(.20)	1.43
Less distributions from: Net investment income	(.19)	(.37)	(.45)	(.39)	(.39)	(.46)
Return of capital	—	(.08)	—	—	—	—
Total distributions	(.19)	(.45)	(.45)	(.39)	(.39)	(.46)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.53	$ 9.44	$ 9.13	$ 10.61	$ 10.57	$ 11.16
Total Return (%)[b]	3.05**	8.61	(9.86)	4.15	(1.83)	14.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	64	66	87	103	119
Ratio of expenses before expense reductions (%)	1.08*	1.07	1.00	.96	.96	.98
Ratio of expenses after expense reductions (%)	1.01*	1.00	.96	.95	.96	.93
Ratio of net investment income (%)	4.76*	4.53	4.93	4.84	4.10	4.92
Portfolio turnover rate (%)	49**	67	132	191	205	211
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Institutional Class	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.43	$ 9.12	$ 10.61	$ 10.57	$ 11.16	$ 10.20
Income (loss) from investment operations: Net investment income[a]	.22	.42	.49	.53	.46	.53
Net realized and unrealized gain (loss)	.06	.35	(1.52)	(.08)	(.65)	.91
Total from investment operations	.28	.77	(1.03)	.45	(.19)	1.44
Less distributions from: Net investment income	(.19)	(.38)	(.46)	(.41)	(.40)	(.48)
Return of capital	—	(.08)	—	—	—	—
Total distributions	(.19)	(.46)	(.46)	(.41)	(.40)	(.48)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.52	$ 9.43	$ 9.12	$ 10.61	$ 10.57	$ 11.16
Total Return (%)	3.08**	8.73	(9.84)	4.30	(1.68)	14.51[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	58	71	147	187	112
Ratio of expenses before expense reductions (%)	.94*	.92	.85	.82	.81	.82
Ratio of expenses after expense reductions (%)	.94*	.92	.85	.82	.81	.78
Ratio of net investment income (%)	4.78*	4.65	5.06	4.96	4.25	5.06
Portfolio turnover rate (%)	49**	67	132	191	205	211
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Enhanced Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2017, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $50,048,000, including approximately $15,458,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2017, the expiration date, whichever occurs first; and approximately $34,590,000 of post-enactment losses, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($20,584,000) and long-term losses ($14,006,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2017, the Fund entered into options on an exchange-traded fund in order to manage risk.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of April 30, 2017. For the six months ended April 30, 2017, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $7,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2017, is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $3,897,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. As part of its currency strategy, the Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $17,570,000 to $29,842,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $10,949,000 to $16,091,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 183,606
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (b)	$ (72,656)	$ —	$ (72,656)
Foreign Exchange Contracts (c)	—	(280,994)	$ (280,994)
	$ (72,656)	$ (280,994)	$ (353,650)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Forward Contracts	Total
Interest Rate Contracts (d)	$ (41,850)	$ —	$ (41,850)
Foreign Exchange Contracts (e)	—	(311,063)	(311,063)
	$ (41,850)	$ (311,063)	$ (352,913)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d) Net realized gain (loss) from investments (includes purchase options)

(e) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$ 35,144	$ (72,656)	$ —	$ (37,512)
Foreign Exchange Contracts (g)	—	—	89,911	89,911
	$ 35,144	$ (72,656)	$ 89,911	$ 52,399

Each of the above derivatives is located in the following Statement of Operations accounts:

(f) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and futures contracts

(g) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty type, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 98,756	$ —	$ —	$ 98,756
Goldman Sachs & Co.	62,544	(62,544)	—	—
JPMorgan Chase Securities, Inc.	15,352	—	—	15,352
Toronto-Dominion Bank	6,954	—	—	6,954
	$ 183,606	$ (62,544)	$ —	$ 121,062
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$ 280,994	$ (62,544)	$ —	$ 218,450

C. Purchases and Sales of Securities

During the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $54,501,961 and $58,616,284, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.59% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2016 through May 31, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.25%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

Effective June 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.02%
Class C	1.77%
Class S	.82%
Institutional Class	.77%

For the six months ended April 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 2,834
Class C	1,189
Class S	23,188
$ 27,211

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2017, the Administration Fee was $59,934, of which $9,489 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2017
Class A	$ 1,856	$ 1,223
Class C	362	239
Class S	26,252	17,337
Institutional Class	679	426
	$ 29,149	$ 19,225

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2017
Class C	$ 8,222	$ 1,344

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2017	Annualized Rate
Class A	$ 4,904	$ 3,013.24%
Class C	2,700	1,423.25%
	$ 7,604	$ 4,436

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2017 aggregated $717.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2017, the CDSC for the Class C shares aggregated $176.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,729, of which $8,485 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2017, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,027.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2017.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of April 30, 2017, Deutsche Select Alternative Allocation Fund and Deutsche Alternative Asset Allocation Fund VIP held 23% and 18% of the total shares outstanding of the Fund, respectively.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	39,400	$ 367,071	41,170	$ 374,394
Class C	14,328	133,130	57,245	525,768
Class S	143,133	1,335,331	229,988	2,115,244
Institutional Class	356,478	3,280,620	1,723,564	16,245,867
		$ 5,116,152		$ 19,261,273
Shares issued to shareholders in reinvestment of distributions
Class A	8,146	$ 74,885	23,730	$ 216,492
Class B	—	—	19*	172*
Class C	3,565	32,909	10,774	98,364
Class S	122,135	1,123,679	303,598	2,769,283
Institutional Class	120,405	1,105,626	285,920	2,599,442
		$ 2,337,099		$ 5,683,753
Shares redeemed
Class A	(147,170)	$ (1,367,050)	(148,965)	$ (1,355,675)
Class B	—	—	(2,328)*	(20,511)*
Class C	(37,121)	(342,451)	(145,443)	(1,315,968)
Class S	(545,669)	(5,061,224)	(946,431)	(8,626,965)
Institutional Class	(1,544,224)	(14,392,521)	(3,635,336)	(32,479,587)
		$ (21,163,246)		$ (43,798,706)
Redemption fees		$ 100		$ 2,433
Net increase (decrease)
Class A	(99,624)	$ (925,094)	(84,065)	$ (763,608)
Class B	—	—	(2,309)*	(20,339)*
Class C	(19,228)	(176,412)	(77,424)	(691,835)
Class S	(280,401)	(2,602,114)	(412,845)	(3,742,331)
Institutional Class	(1,067,341)	(10,006,275)	(1,625,852)	(13,633,134)
		$ (13,709,895)		$ (18,851,247)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2016 to April 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,029.20	$ 1,025.30	$ 1,030.50	$ 1,030.80
Expenses Paid per $1,000*	$ 6.34	$ 10.09	$ 5.08	$ 4.73
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,018.55	$ 1,014.83	$ 1,019.79	$ 1,020.13
Expenses Paid per $1,000*	$ 6.31	$ 10.04	$ 5.06	$ 4.71

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Enhanced Emerging Markets Fixed Income Fund	1.26%	2.01%	1.01%	.94%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche Enhanced Emerging Markets Fixed Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors of Deutsche Global/International Fund, Inc. (hereinafter referred to as the "Board" or "Directors") approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), a U.K.-based affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Enhanced Emerging Markets Fixed Income Fund (the "Fund") at an in-person meeting in February 2017. In February 2017, all of the Fund’s Directors were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZECX	SCEMX	SZEIX
CUSIP Number	25156A 502	25156A 783	25156A 726	25156A 841
Fund Number	476	776	2076	1476

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Emerging Markets Fixed Income Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017